SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 October 22, 2003
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            0-12965                                13-3163744
   --------------------------        --------------------------------------
    (Commission file number)          (IRS employer identification number)



                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)


                                 (401) 434-5522
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              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         RESIGNATION OF DIRECTOR.
         -----------------------------

     On October 22, 2003, Stephen H. Marbut resigned from the Board of Directors (the "Board") of Nestor, Inc. (the "Company").

         ACTION BY BOARD OF DIRECTORS.
         -----------------------------

     On October 22, 2003, the Board of Directors (the "Board") of Nestor, Inc. (the "Company") voted at a meeting to elect George L. Ball to the Board, to serve until his successor has been elected and qualified.

     A copy of the press release relating to the election described above is attached as Exhibit 99.1 and incorporated herein by reference.


         NEW DIRECTORS.
         --------------

     GEORGE L. BALL. Mr. Ball, 64, has served as Chairman of the Board of Sanders Morris Harris Group Inc., a provider of brokerage, investment banking, trust and investment management services, since 2002. Mr. Ball was appointed to Sanders Morris's board of directors in 2000. Before his appointment to the Sanders Morris Board, he served as Chairman of the Board and a director of Sanders Morris Mundy Inc. Mr. Ball also serves as Chairman of the Board and a director of Sanders Morris Harris Inc. and as a director of Pinnacle Management & Trust Company, SMH Capital, SMH Capital Advisors, Inc. and Kissinger Financial Services, Inc. ("Kissinger").




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

             The following exhibits are filed as part of this report:

             Exhibit Number            Description
             --------------            -----------


                  99.1 Press Release dated October 27, 2003 relating to the election of director.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Nigel P. Hebborn
                                          --------------------------------------
                                          Nigel P. Hebborn
                                          Treasurer and Chief Financial Officer


Dated:     October 27, 2003



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                                  EXHIBIT INDEX
                                  -------------


   Exhibit Number         Description
   --------------         -----------
      10.1 Security Purchase Agreement dated July 31, 2003 between Nestor, Inc. and Laurus Master Fund, Ltd.

      10.2             Convertible Note dated July 31, 2003
                       made by Nestor, Inc. to Laurus Master Fund, Ltd.

      10.3 Registration Rights Agreement dated July 31, 2003 between Nestor, Inc. and Laurus Master Fund, Ltd.

      10.4 Common Stock Purchase Warrant dated July 31, 2003 issued by Nestor, Inc. to Laurus Master Fund, Ltd.

      10.5             Stock Pledge Agreement dated July 31, 2003 between
                       Nestor Traffic Systems, Inc. and Laurus Master Fund, Ltd.


      10.6 Pledge and Security Agreement dated July 31, 2003 between CrossingGuard, Inc. and Laurus Master Fund, Ltd.

      10.7             Guaranty dated July 31, 2003 by CrossingGuard, Inc.
                       to Laurus Master Fund, Ltd.

      99.1             Press Release dated August 4, 2003.




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